UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 3, 2005

Date of Report (Date of earliest event reported)

Corio, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31003	77-0492528

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

959 Skyway Road, Suite 100, San Carlos, CA 94070

(Address of principal executive offices) (Zip Code)

(650) 232-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 10.30
EXHIBIT 99.1

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company entered into a Third Amendment to Credit Agreement with Wells Fargo Bank, National Association, on February 1, 2004, decreasing the Company’s liquidity requirements in the Credit Agreement from $22,000,000 to $15,000,000.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 3, 2005, Corio, Inc., a Delaware corporation (“Corio”), announced its financial results for the fourth quarter ended December 31, 2004. A copy of Corio’s press release announcing these financial results is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished herewith:

10.30	Third Amendment to Credit Agreement

99.1	Press Release dated February 3, 2005 by Corio, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Corio, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

CORIO, INC.
By:	/s/ George Kadifa
George Kadifa, Chairman and
Chief Executive Officer

CORIO, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

10.30	Third Amendment to Credit Agreement

99.1	Press Release dated February 3, 2005 by Corio, Inc.